FIRST AMENDMENT TO CREDIT AGREEMENT

Dated as of September 15, 2015

This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is by and among JOHN BEAN TECHNOLOGIES CORPORATION, a Delaware corporation (the "Company"), JOHN BEAN TECHNOLOGIES B.V. (the "Dutch Borrower" and, collectively with the Company, the "Borrowers"), the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers, the lenders party thereto (the "Lenders") and the Administrative Agent entered into that certain Credit Agreement dated as of February 10, 2015 (as amended hereby and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as specifically set forth herein and, subject to the terms of this Amendment, the Administrative Agent and the Lenders party hereto have agreed to grant such request.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Capitalized Terms. All capitalized terms not otherwise defined in this Amendment (including without limitation in the introductory paragraph and the Preliminary Statements hereto) shall have the meanings as specified in the Credit Agreement.

Section 2. Amendment to Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto hereby agree to amend the definition of "Change in Control" contained in Section 1.01 of the Credit Agreement by deleting clause (b) thereof in its entirety and replacing it with the following:

> "(b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated or approved by the board of directors of the Company nor (ii) appointed or approved by directors so nominated or approved;"

Section 3. Conditions of Effectiveness. The effectiveness of the amendment in Section 2 shall be subject to the satisfaction of each of the following conditions precedent:

(a) the Administrative Agent shall have received counterparts of this Amendment executed by each Borrower, each other Loan Party, the Administrative Agent and the Required Lenders;

(b) the representations and warranties of the Loan Parties contained in Section 4 shall be true and correct; and

(c) all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent as of the date hereof in connection with the preparation, negotiation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees, charges and disbursements of legal counsel for the Administrative Agent

in connection with the preparation, negotiation, execution and delivery of this Amendment) shall have been paid by the Company.

Section 4. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants as follows:

(a) The execution, delivery and performance by such Loan Party of its obligations in connection with this Amendment are within its corporate (or other organizational) powers, have been duly authorized by all necessary corporate (or other organizational) action and do not and will not (i) violate any provision of its articles or certificate of incorporation or bylaws or similar organizing or governing documents of such Loan Party, (ii) contravene any applicable law which is applicable to such Loan Party or (iii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any material indenture or instrument or other material agreement to which such Loan Party is a party, by which it or any of its properties is bound or to which it is subject, except, in the case of clauses (ii) and (iii) above, to the extent such contraventions, conflicts, breaches or defaults could not reasonably be expected to have a Material Adverse Effect.

(b) Such Loan Party has taken all necessary corporate (or other organizational) action to execute, deliver and perform this Amendment and has validly executed and delivered this Amendment. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) No material consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by such Loan Party of this Amendment, except such as have been obtained or made and are in full force and effect.

(d) After giving effect to this Amendment, the representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date, in which case as of such specific date).

(e) No Default or Event of Default shall exist after giving effect to this Amendment.

Section 5. Reference to and Effect on the Loan Documents. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and this Amendment shall constitute a Loan Document.

(a) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents.

Section 6. Reaffirmations. Each Loan Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person, or release such Person from any obligations, under any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

Section 7. Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (*i.e.*, "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

Section 9. Entire Agreement. This Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, the Issuing Bank, the Swingline Lender and/or the Lead Arrangers, constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

JOHN BEAN TECHNOLOGIES CORPORATION, as Company

By: ______________________
Name: Thomas W. Giacomini
Title: President and Chief Executive Officer

By: ______________________
Name: Brian A. Deck
Title: Executive Vice President and Chief Financial Officer

JOHN BEAN TECHNOLOGIES B.V., as Dutch Borrower

By: ______________________
Name: Brian A. Deck
Title: Authorized Signatory

SUBSIDIARY GUARANTORS:

JBT ICS SOLUTIONS U.S. INC., as Subsidiary Guarantor

By: ______________________
Name: Gregory A. Packard
Title: Treasurer

JBT HOLDINGS, L.L.C. as Subsidiary Guarantor

By John Bean Technologies Corporation, as its sole member

By: ______________________
Name: Thomas W. Giacomini
Title: President and Chief Executive Officer

By: ______________________
Name: Brian A. Deck
Title: Executive Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Lender

By: ______________________________
Name: Keith Luettel
Title: Vice President

BANK OF AMERICA, N.A., as Lender

By: [signature]
Name: BRIAN MCDONALD
Title: SENIOR VICE PRESIDENT

JPMORGAN CHASE BANK, N.A., as Lender

By: ______________________________
Name: Helen D. Davis
Title: Vice President

PNC BANK, NATIONAL ASSOCATION, as Lender

By: Patrick Flaherty
Name: Patrick Flaherty
Title: Vice President

U.S. BANK NATIONAL ASSOCATION, as Lender

By: /s/ Kathleen D. Schurr
Name: Kathleen D. Schurr
Title: Vice President

BMO HARRIS BANK N.A., as Lender

By: ______________________________

Name: Thomas Hasenauer

Title: Vice President

CITIBANK, N.A., as Lender

By: /s/ Susan M Kaminski
Name: Susan M Kaminski
Title: SVP

HSBC BANK USA, NATIONAL ASSOCATION, as Lender

By: /s/ Andrea Sanger

Name: Andrea Sanger

Title: Vice President

MUFG UNION BANK, N.A., as Lender

By: ______________________________
Name: Michael Gardner
Title: Director

THE NORTHERN TRUST COMPANY, as Lender

By: /s/ Lisa DeCristofaro

Name: Lisa DeCristofaro

Title: Senior Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND" NEW YORK BRANCH, as Lender

By: [signature]
Name: Erin Thomas-Walker
Title: Vice President

By: [signature]
Name: William Binder
Title: Executive Director

ROYAL BANK OF CANADA, as Lender

By: ______________________

Name: Jason C. Hedrick

Title: Authorized Signatory